SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K/A

                         Current Report

                         April 23, 2004
       --------------------------------------------------
       (Date of Report - Date of Earliest Event Reported)

                           33-02035-A
                    ------------------------
                    (Commission File Number)


                   RAM Venture Holdings Corp.
                   --------------------------


           Florida                                59-2508470
-------------------------------               -------------------
(State or other jurisdiction of                  (IRS Employer
 incorporation or organization)               Identification No.)



              5310 South Shackleford Road, Suite D
                   Little Rock, Arkansas 72204
            ----------------------------------------
            (Address of Principal Executive Offices)

                         (501) 228-5590
                 -------------------------------
                 (Registrant's Telephone Number)

                   RAM Venture Holdings Corp.
                 3040 East Commercial Boulevard
                 Fort Lauderdale, Florida 33308
   ----------------------------------------------------------
   (Former Name, Former Address if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On April 23, 2004, American Apparel and Accessories, Inc., a privately held Arkansas corporation ("American Apparel"), was merged with and into RAM Venture Holdings Corp., a Florida corporation (the "Registrant"), with the Registrant surviving (the "Merger"). A copy of the Agreement and Plan of Reorganization was filed an exhibit to the Registrant's Form 8-K filed with the Securities and Exchange Commission on April 7, 2004.


Item 4. Change in Registrant's Certifying Accountant.

     (a) The Registrant had previously engaged Sherb & Co. LLP with offices at 2700 N. Military Trail, in Boca Raton, Florida as its independent, certified principal accountants for completion of necessary audit services. Following the Merger of the Registrant with American Apparel, effective as of April 23, 2004, the Board of Directors of the surviving entity dismissed Sherb & Co. LLP, and determined to engage Moore Stephens, P.C., with offices located at 340 North Avenue, Cranford, NJ, who had been previously engaged by American Apparel prior to the Merger for audit and other services. Work performed by Sherb & Co. LLP resulted in the audit of the Registrant's fiscal year ended December 31, 2003, which audit report was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Sherb & Co. LLP and to engage Moore Stephens, P.C. was approved by the full Board of Directors of the Registrant on April 28, 2004.

     Further, in connection with the audit services Sherb & Co. LLP performed for the Registrant, there were no disagreements with the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In advance of filing this Current Report on Form 8-K, the Registrant provided Sherb & Co. LLP and Moore Stephens, P.C. with a true copy of the text of this Form 8-K, Item 4, as filed.

     The Registrant has requested both Sherb & Co. LLP and Moore Stephens, P.C. to furnish a letter addressed to the Commission with regard to their respective dismissal and appointment as required by Regulation S-K, Sections 229.304(a)(2) and (3), and will amend this Current Report on Form 8-K upon its receipt of such letters.

     The Registrant has authorized its former accountant, Sherb &
Co. LLP, to respond fully to the inquiries of its successor accountant, Moore Stephens, P.C. without limitation of any sort concerning any matter.


Item 5. Other Events.

     Following is certain biographical information regarding the Registrant's current officers and directors. The Registrant is continuing to evaluate the composition of its Board of Directors to ensure compliance with all applicable securities laws and related regulations.

John Lewis - Chairman of the Board and Chief Executive Officer, Age 45. Mr. Lewis was Chairman and Chief Executive Officer of American Apparel since its formation in 1999 to acquire Natgear, LLC, now a wholly-owned subsidiary of the Registrant. Prior to forming American Apparel, Mr. Lewis purchased fifty percent (50%) of NatGear, LLC in 1998 from Larry Rial, another member of the

Registrant's Board of Directors. Mr. Lewis has also been actively involved in oil and gas development throughout the time he has served as Chairman and Chief Executive Officer of American
Apparel.

Jeff Harris - President, Age 52. Mr. Harris was hired as President of American Apparel in January 2004. Mr. Lewis convinced Mr. Harris to come out of retirement to become president of the Registrant. From 1998-2000, Mr. Harris was President of Transwheel of Florida, Inc., a manufacturer of aluminum car wheels. From 1995-1998, he consulted with Transwheel's parent company, Transwheel Inc. From 1993-1995, Mr. Harris was President of LMI Acquistion Corp., d/b/a Lengerich Meats, Inc. in Monroe, Indiana.

Larry Rial - Director, Age 43. Mr. Rial is responsible for the development of certain of the Company's products and formed the original company that manufactured Natural Gear products. Mr. Rial sold 50% of that company to Mr. Lewis, the Registrant's Chairman and Chief Executive Officer, in 1998. Mr. Rial has served as President of Natgear, LLC since 1999.

Leland Sykes - Director, Director of Sales and Marketing, Age 47.
Mr. Sykes has served as the Director of Marketing and Sales for American Apparel since 1998.

Larry Wallace - Director, Age 38. Mr. Wallace has served as a director of American Apparel and Accessories, Inc. since March 2003. Mr. Wallace currently serves as the Chief Financial Officer and as a director of EFO Holdings, Inc. in Dallas, TX, which owns a group of privately owned companies, including oil and gas and communications businesses.

William Colvin - Director, Age 54. Since 2001, Mr. Colvin has been an owner and acting Secretary and Treasurer of Simsboro Wood
Co. in Bernice, LA. From 1981-2001, Mr. Colvin was a fifty percent (50%) owner of Chips of Louisiana, Inc., which was acquired by Simsboro. These companies are in the timber and lumber manufacturing industry.

Shane Jones - Director, Age 42. Mr. Jones is the producer of the Registrant's television show, Wildlife Quest. He also serves as president of the Registrant's wholly-owned subsidiary, Wildlife Quest Productions, Inc., an Arkansas corporation. Mr. Jones has been a director of American Apparel and Accessories, Inc. and served as President of Wildlife Quest Productions, Inc. since 2000. Prior to 2000, Mr. Jones was the owner/operator of his outdoor television production company Wildlife Quest, Inc., an Oklahoma corporation.


Item 7. Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Financial Statements of American Apparel and Accessories, Inc.

          Reports of Independent Public Accountants
          Consolidated Balance Sheets - March 31, 2004 and 2003 Consolidated Statements of Operations - Years Ended
            March 31, 2004 and 2003
          Consolidated Statements of Stockholders' Deficit -
            March 31, 2004 and 2003
          Consolidated Statements of Cash Flows - Years Ended
            March 31, 2004 and 2003
          Notes to Consolidated Financial Statements - March 31,
            2004 and 2003

(b)  Pro forma financial information.

     The Registrant acquired American Apparel and Accessories, Inc. ("A3") in a reverse merger transaction in which all of the issued and outstanding securities of "A3" were exchanged, one-for-one with restricted common stock and common stock purchase options of the Registrant, RAM Venture Holdings, Inc. ("RAMV").
AT and upon completion of the reverse merger on April 23, 2004, RAMV had no operations, no assets and no liabilities whatsoever. Accordingly, for all meaningful purposes the Audited Financial Statements for the Company which are filed with this Amended Current Report on Form 8-K/A comprise the Registrant's pro forma financials as well. Preparation of independent, unaudited pro forma financials other than the Financial Statements filed herewith would have imposed a substantial burden upon the Registrant as the surviving entity at this time without any meaningful additional disclosure.

(c)    Exhibits.


Exhibit No.    Description
-----------    -----------

   31.1        Certification of Principal Executive Officer
               Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, promulgated under the Securities Exchange Act of 1934, as amended

   31.2 Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, promulgated under the Securities Exchange Act of 1934, as amended

   32.1 Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

   32.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the  Sarbanes-Oxley Act of 2002.


Item 8. Change in Fiscal Year

On April 23, 2004, the Board of Directors of the surviving entity unanimously executed a resolution changing the fiscal year end of the Registrant to March 31 from December 31. The transition period from January 1, 2004 through March 31, 2004 will be covered in a quarterly report on Form 10-Q to be filed on or before May 17, 2004.


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   RAM VENTURE HOLDINGS CORP.



Dated: July 1, 2004         BY: /s/John Lewis
                                 -------------------------------
                                 John Lewis, Chief Executive
                                 Officer

                          EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   31.1        Certification of Principal Executive Officer
               Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, promulgated under the Securities Exchange Act of 1934, as amended

   31.2 Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, promulgated under the Securities Exchange Act of 1934, as amended

   32.1 Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

   32.2 Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the  Sarbanes-Oxley Act of 2002.

                   INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Stockholders
 RAM Venture Holdings, Corp.

We have audited the accompanying consolidated balance sheet of RAM Venture Holdings Corp. (f/k/a American Apparel and Accessories, Inc.) and its subsidiaries as of March 31, 2004, and the related consolidated statements of operations, changes in stockholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of RAM Venture Holdings Corp. as of March 31, 2004, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 3, the Company has suffered recurring losses from operations and has a net capital deficiency, which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in
Note 3. The financial statements do not include adjustments that might result from this uncertainty.



                                   /s/Moore Stephens, P.C.

                                   MOORE STEPHENS, P.C.
                                   Certified Public Accountants.

Cranford, New Jersey
May 14, 2004

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------


                                                        March 31,
                                                   2004           2003
                                                -----------    -----------
Assets:
Current Assets:
 Cash                                           $   338,539    $    14,587
 Accounts Receivable - Net                          390,205        395,030
 Inventories - Net                                1,446,199      2,159,026
 Prepaid Expenses                                    73,449        155,750
                                                -----------    -----------
 Total Current Assets                             2,248,392      2,724,393
                                                -----------    -----------

Nonrefundable Deposit on Potential Acquisition       75,000             --

Property And Equipment:
 Furniture and Fixtures                             260,705        407,274
 Machinery and Equipment                             45,923        141,396
 Less Accumulated Depreciation                     (176,104)      (225,711)
                                                -----------    -----------
 Property and Equipment - Net                       130,524        322,959

                                                -----------    -----------
 Total Assets                                   $ 2,453,916    $ 3,047,352
                                                ===========    ===========




See Notes to Consolidated Financial Statements.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------


                                                        March 31,
                                                   2004           2003
                                                -----------    -----------
Liabilities and Stockholders' Deficit:
Current Liabilities:
 Borrowings Under Line Of Credit                $   816,609    $        --
 Demand Notes:
  Related Parties                                 8,848,274      4,598,252
  Others                                            250,000      1,250,000
  Accrued Interest                                  513,971        135,332
 Current Portion Of Notes Payable                 1,820,715      3,151,029
 Current Portion Of Capital Lease Payable                --          7,950
 Accounts Payable                                 1,367,700        615,086
 Other Accrued Expenses                              52,604         38,938
                                                -----------    -----------

 Total Current Liabilities                       13,669,873      9,796,587

Long-Term Debt:
 Notes Payable                                       11,303         83,022
 Capital Lease Payable                                   --          3,060
                                                -----------    -----------

 Total Long-Term Debt                                11,303         86,082
                                                -----------    -----------

Commitments and Contingencies                            --             --
Stockholders' Deficit:
 Common Stock $0.0001 Par Value, Authorized
   75,000,000 Shares; Issued and Outstanding
   17,979,662 Shares at March 31, 2004 and
   2003, respectively                                 1,798          1,798

 Additional Paid-In Capital                       5,902,502      5,888,442

 Accumulated Deficit                            (17,131,560)   (12,725,557)
                                                -----------    -----------

 Total Stockholders' Deficit                    (11,227,260)    (6,835,317)
                                                -----------    -----------

 Total Liabilities and Stockholders' Deficit    $ 2,453,916    $ 3,047,352
                                                ===========    ===========


See Notes to Consolidated Financial Statements.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS
------------------------------------------------------------------------


                                                      Years ended
                                                        March 31,
                                                   2004           2003
                                                -----------    -----------
Revenues:
 Net Sales                                      $ 1,633,974    $ 3,224,165
 Licensing                                          493,348        109,881
                                                -----------    -----------

 Total Revenues                                   2,127,322      3,334,046

Cost of Goods Sold                                1,523,672      1,768,228
                                                -----------    -----------

 Gross Profit                                       603,650      1,565,818

Selling and Administrative Expenses               4,026,153      5,600,845
                                                -----------    -----------

 Operating Loss                                  (3,422,503)    (4,035,027)
                                                -----------    -----------

Other Income (Expense):
 Interest Expense                                  (733,500)      (764,311)
 Merger Costs                                      (250,000)            --
                                                -----------    -----------

 Other (Expense)                                   (983,500)      (764,311)
                                                -----------    -----------

 Loss Before Cumulative Effect of Change in
  Accounting Principle                           (4,406,003)    (4,799,338)

Cumulative Effect of Change In
 Accounting Principle -
 Goodwill Impairment                                     --       (361,232)
                                                -----------    -----------

 Net Loss                                       $(4,406,003)   $(5,160,570)
                                                ===========    ===========


Basic and Diluted Net Loss Per Common Share     $     (0.25)   $     (0.29)
                                                ===========    ===========

Basic and Diluted Weighted Average Number
  Of Common Shares Outstanding                   17,979,662     17,979,662
                                                ===========    ===========



See Notes to Consolidated Financial Statements.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
------------------------------------------------------------------------


                                                                         Retained           Total
                                       Common Stock       Additional     Earnings/      Shareholders'
                                    Number of               Paid-in     Accumulated         Equity
                                     Shares     Amount      Capital      [Deficit]         (Deficit)
                                   ----------  --------   -----------   ------------    -------------
Recapitalization as a result
  of  Merger [1]                   16,479,662  $  1,648   $ 4,133,186   $ (7,564,987)   $ (3,430,153)

Equity of Shell in Merger           1,500,000       150          (150)            --              --

Issuance of common stock in
 debt conversion                    3,500,000    35,000     1,720,406             --       1,755,406

Net loss                                   --        --            --     (5,160,570)     (5,160,570)

Recapitalization Adjustment        (3,500,000)  (35,000)       35,000             --              --
                                   ----------  --------   -----------   ------------    ------------

   Balance at March 31, 2003       17,979,662     1,798     5,888,442    (12,725,557)     (6,835,317)

Issuance of common stock            1,406,000    14,060            --             --          14,060

Net loss                                   --        --            --     (4,406,003)     (4,406,003)

Recapitalization Adjustment        (1,406,000)  (14,060)       14,060             --              --
                                   ----------  --------   -----------   ------------    ------------

  Balance  at  March 31, 2004      17,979,662  $  1,798   $ 5,902,502   $(17,131,560)   $(11,227,260)
                                   ==========  ========   ===========   ============    ============





See Notes to Consolidated Financial Statements.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
------------------------------------------------------------------------

                                                           Years ended
                                                             March 31,
                                                        2004           2003
                                                     -----------    -----------

Operating Activities:
 Net Loss                                            $(4,406,003)   $(5,160,570)
 Adjustments to Reconcile Net Loss To Net Cash
  Used in Operating Activities:
  Depreciation                                            91,870        110,123
  Cumulative Effect of Change in Accounting
    Principle                                                  -        361,232
  Provision for Bad Debts                                150,188        130,042
  Provision for Write-Down of Inventories                254,723              -
  Gain on Sale of Assets                                 (38,351)             -

Changes in Operating Assets and Liabilities:
 Accounts Receivable                                    (311,498)       (93,773)
 Inventories                                            (456,089)       235,022
 Prepaid Expenses                                         61,551        332,404
 Other Assets                                            (75,000)       (29,526)
 Accounts Payable                                        752,614        (70,797)
 Accrued Interest Payable                                359,894        168,074
 Other Accrued Expenses                                   32,411       (330,246)
                                                     -----------    -----------

 Net Cash Used In Operating Activities                (3,583,690)    (4,348,015)
                                                     -----------    -----------

Investing Activities:
 Capital Expenditures                                    (29,012)      (104,097)
 Proceeds From Sale of Assets                          1,269,007             --
                                                     -----------    -----------

Net Cash Provided By (Used In) Investing
  Activities                                           1,239,995       (104,097)
                                                     -----------    -----------

Financing Activities:
 Borrowings on Line of Credit                            816,609             --
 Borrowings on Notes Payable                           6,849,140      6,940,760
 Payments on Notes Payable                            (5,001,152)    (2,524,129)
 Borrowings (Payments) on Capital Lease                  (11,010)        11,010
 Issuance of Common Stock                                 14,060             --
                                                     -----------    -----------

 Net Cash Provided By Financing Activities             2,667,647      4,427,641
                                                     -----------    -----------

 Net Increase (Decrease) in Cash                         323,952        (24,471)

Cash - Beginning of Year                                  14,587         39,058
                                                     -----------    -----------

 Cash - End of Year                                  $   338,539    $    14,587
                                                     ===========    ===========

Supplemental Disclosures of Cash Flow Information:
 Cash Paid for Interest                              $   373,606    $   595,999
 Conversion of Related Party Debt To Equity
   (Issuance Of 3,500,000 Shares of Common Stock)    $        --    $ 1,755,406


See Notes to Consolidated Financial Statements.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------

[1]  Organization and Basis of Presentation and Nature of Operations

RAM Venture Holdings Corp. (the "Company") was incorporated in the State of Florida in 1984. The Company was organized for the purpose of developing and marketing a house arrest program to relieve the need for incarceration in a jail or similar facility. The Company was commercially active in that area until mid-1998. On August 31, 1998, the Company sold its electronic monitoring business and has had no commercial operations since then.

Early in March, 2004, the Company entered into discussions and negotiations with American Apparel and Accessories, Inc. ("A3"), a privately-held Arkansas corporation, regarding the Company's acquisition of all of the capital stock of A3 in a reverse merger transaction in which the Company would be the surviving entity and its management and Board of Directors replaced by the management and Board of Directors of A3. On March 31, 2004, the Company entered into a definitive agreement and plan of reorganization with A3.

On April 21, 2004, the reverse merger was completed. Prior to the consummation of the merger, the Company completed a 1-for-10 reverse stock split, effective April 19, 2004, for stockholders of record on the record date, April 16, 2004, in which each ten shares of the Company's common stock were converted into one share of the Company's common stock.

In exchange for the acquisition of A3, the Company issued an aggregate of 16,479,692 shares of its post-reverse split, restricted common stock and options to purchase up to 7,020,308 additional shares of post-reverse split common stock to the A3 stockholders for cancellation of their canceled A3 common and preferred stock and unexercised A3 stock options. The pre-merger stockholders received cash in the amount of $250,000, paid by A3 as a material aspect of the reverse merger transaction. This amount has been expensed as "Merger Costs" in the Statement of Operations. For accounting purposes, the merger is being treated as a recapitalization of A3 with an issuance of shares for cash by A3, with A3 as the acquirer. Shares issued of 16,479,692 are shown as outstanding for all periods presented in these financial statements in the same manner as for a stock split. Pro forma information on this transaction is not presented as, at the date of this transaction, RAM is considered a public shell and accordingly, the transaction will not be considered a business combination. Operations prior to April 21, 2004 are those of A3.

With closing of the reverse merger transaction, all of the A3 common and preferred stock was canceled and all of its assets and liabilities became the assets and liabilities of the Company, as the surviving entity.

Prior to consummation of the reverse merger, all of the assets and liabilities of the Company then in existence were transferred to a wholly-owned subsidiary, Corrections Systems International, Inc. (CSII). These net assets were distributed to pre-merger stockholders in the form of all the restricted common stock of CSII.

Upon closing of the merger, the Company's pre-merger stockholders held six percent (6%) of the issued and outstanding ownership interest in the surviving entity, and the stockholders of A3 held substantially all of the remaining ownership interests in the surviving entity.

References to the "Company," "we", "our", and "us" refer  to  RAM
Venture Holdings Corp. and our subsidiaries.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Sheet #2
-----------------------------------------------------------------------


[1]  Organization and Basis of Presentation and Nature of Operations
     [Continued]

A3 was incorporated in the state of Arkansas in 1999 to build a portfolio of brands specializing in outdoor sports inspired apparel and accessories, which personify the hunting and fishing lifestyle. Concurrent with its formation, A3 purchased Natgear, L.L.C., which owns the copyrights on several camouflage patterns and derives revenue from both royalty-licensing and wholesale and retail sales. Also in April 1999, A3 purchased McAlister Company, Inc. (McAlister), a manufacturer of upscale clothing for the sportsman lifestyle. In October 2003, A3 sold the assets of McAlister. In June 2000, A3 purchased Wildlife Quest Productions, Inc., a television production company that specializes in producing hunting shows, currently Wildlife Quest, which airs on ESPN and generates advertising revenues. Our customers are located in the United States, primarily in the Midwest and East regions.

[2] Summary of Significant Accounting Policies

Principles of Consolidation - The consolidated financial statements include the accounts of Ram Venture Holdings Corp. and its wholly-owned subsidiary, A3. Included in the consolidation with A3 are its wholly-owned subsidiaries, Natural Gear, LLC, Wildlife Quest, Inc. and McAlister Company, Inc. Intercompany balances and transactions have been eliminated.

Use of Estimates - The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Certain amounts included in the financial statements are estimated based on currently available information and management's judgment as to the outcome of future conditions and circumstances. Changes in the status of certain facts or circumstances could result in material changes to the estimates used in the preparation of financial statements and actual results could differ from the estimates and assumptions.

Inventories - Inventories, which consist primarily of finished goods, are stated at lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. As of March 31, 2004, an allowance for slow moving inventory of $81,000 has been established.

Revenue  Recognition  -  Sales are  recognized  as  products  are
shipped.   Revenue  from license agreements is  recognized  based
upon contractual terms which generally result in revenue to us when products are sold.

Risk Concentrations - Financial instruments which potentially subject us to concentrations of credit risk consist principally of cash and trade accounts receivable. We place our cash and cash equivalents with high credit quality institutions to limit credit exposure. We believe no significant concentration of credit risk exists with respect to these investments. Two customers comprise approximately 28% and 37% of the trade accounts receivable at March 31, 2004 and 2003, respectively. We believe the risk is limited because the customers are large retailers with a strong financial position.

We use a third-party agent for the purchase of apparel and accessories from foreign manufacturers.

We   generally  do  not  require  collateral  for  our  financial instruments.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Sheet #3
-----------------------------------------------------------------------

[2] Summary of Significant Accounting Policies [Continued]

Accounts Receivable - We record accounts receivable at estimated net realizable value. An allowance for doubtful accounts is recorded based upon our estimate of uncollectible accounts, determined by analysis of specific customer accounts and a general reserve based upon agings of outstanding balances. Past due balances and delinquent receivables are charged against the allowance when they are determined to be uncollectible. We do not recognize interest income on outstanding accounts receivable.

The allowance for doubtful accounts was $73,231 and $81,959 at March 31, 2004 and 2003, respectively.

Property and Equipment - Property and equipment are stated at cost, including the cost of additions and improvements that materially extend asset lives. Maintenance and repairs are charged to operations as incurred.

Depreciation is computed on the straight-line method for financial reporting purposes over estimated useful lives ranging from 3 to 10 years. Depreciation expense amounted to $91,870 and $110,123 for the years ended March 31, 2004 and 2003, respectively.

Goodwill - Effective April 1, 2002, we adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets. Accordingly, goodwill is no longer amortized for financial reporting purposes, however, it is tested annually for impairment. For income tax purposes, goodwill is amortized over 15 years.

As a result of adopting the provisions of SFAS No. 142, we recorded a transitional impairment loss of $361,232 which is reflected in the fiscal 2003 consolidated statement of operations as the cumulative effect of change in accounting principle. The basic and diluted per share amount of the impairment loss was $(.02).

Advertising Costs - Advertising costs are expensed in the  period in  which  the  cost  is  incurred.  Selling  and  administrative expenses  include advertising costs of $2,148,450 and  $2,918,680 for fiscal 2004 and 2003, respectively.

Fair Value of Financial Instruments - The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate their fair values because of the immediate or short-term maturity of these financial instruments. We estimate that the carrying amount of our short-term debt and notes payable, based on current rates and terms at which we could borrow funds, approximates the amounts reflected in our balance sheets as of March 31, 2004 and 2003.

Impairment of Long-Lived Assets - Long-lived assets held and used by us are reviewed for possible impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. The fair value of an asset is the amount at which the asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. Quoted market prices in active markets are the best evidence of fair value and shall be used as the basis for the measurement, if available. If quoted market prices are not available, the estimate of fair value shall be based on the best information available in the circumstances. The estimate of fair value shall consider prices for similar assets and the results of valuation techniques to the extent available in the circumstances. Valuation techniques include the present value of estimated expected future cash flows using a discount rate commensurate with the risk involved and fundamental analysis.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Sheet #4
-----------------------------------------------------------------------


[2] Summary of Significant Accounting Policies [Continued]

Cash and Cash Equivalents - We consider all highly liquid investments with original maturities of ninety days or less to be cash equivalents. Such investments are valued at quoted market prices. We had no cash equivalents as of March 31, 2004 and 2003.

Income Taxes - Pursuant to SFAS No. 109, "Accounting for Income Taxes," income tax expense [or benefit] for the year is the sum of deferred tax expense [or benefit] and income taxes currently payable [or refundable]. Deferred tax expense [or benefit] is the change during the year in our deferred tax liabilities and assets. Deferred tax liabilities and assets are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Stock-Based Compensation - We follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" [APB No. 25] with regard to the accounting for our employee stock options. Under APB No. 25, compensation expense is recognized only when the exercise price of options is below the market price of the underlying stock on the date of grant. We apply the provisions of SFAS No. 148, and SFAS No. 123," to non-employee stock-based compensation and the pro forma disclosure provisions of SFAS No. 148 to employee stock-based compensation.

Reclassifications - Certain reclassifications have been  made  to the  2003  financial statements in order to conform to  the  2004 presentation without any effect on net loss or stockholders' deficit.

Shipping and Handling Costs - Shipping and handling costs of $106,141 and $104,973 are included in cost of sales for the years ended March 31, 2004 and 2003, respectively.

Earnings (Loss) Per Share Calculation - Net loss per share is based on the weighted average number of shares outstanding reflecting the 16,479,662 shares issued in the merger and the 1,500,000 post reverse stock split shares as outstanding for all periods presented.

Earnings  (Loss)  per  common  share  are  calculated  under  the
provisions   of  SFAS  No.  128,  "Earnings  per  Share,"   which
establishes standards for computing and presenting earnings per share. SFAS No. 128 requires the Company to report both basic earnings (loss) per share, which is based on the weighted-average number of common shares outstanding during the period, and diluted earnings (loss) per share, which is based on the weighted-average number of common shares outstanding plus all potential dilutive common shares outstanding. Options and warrants are not considered in calculating diluted earnings (loss) per share since considering such items would have an anti-dilutive effect.

New Authoritative Accounting Pronouncements - In November 2002, the FASB, issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 requires a guarantor to recognize a liability, at the inception of the guarantee, for the fair value of obligations it has undertaken in issuing the guarantee and also include more detailed disclosures with respect to guarantees. FIN 45 is effective on a prospective basis for guarantees issued or modified starting January 1, 2003 and requires the additional disclosures in interim and annual financial statements effective for the period ended December 31, 2002. Our adoption of the initial recognition and measurement provisions of FIN 45 effective January 1, 2003, did not have a material impact on our results of operations or financial position.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Sheet #5
-----------------------------------------------------------------------

[2] Summary of Significant Accounting Policies [Continued]

New Authoritative Accounting Pronouncements [Continued] - In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN"). FIN 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. Historically, entities generally were not consolidated unless the entity was controlled through voting interests. FIN 46 also requires disclosures about variable interest entities that a company is not required to consolidate but in which it has a significant variable interest. The consolidation requirements of FIN 46 apply immediately to variable interest entities created after January 31, 2003 and to variable interest entities in which an enterprise obtains an interest after that date.

On October 8, 2003, the FASB deferred the implementation date for FIN 46 as it relates to variable interest entities that existed prior to February 1, 2003 and in December 2003 the FASB issued a revised FIN 46. The revised effective date for us is the end of the first reporting period ending after March 15, 2004 (March 31, 2004). The adoption of this standard did not have a material impact on our consolidated financial statement.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" ("SFAS 149"), which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS 133. SFAS 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149, effective July 1, 2003, did not have a material impact on our results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"), which established standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Our adoption of the initial recognition and initial measurement provisions of SFAS 150, effective June 1, 2003, did not have a material impact on our results of operations or financial position.

[3] Going Concern

The accompanying consolidated financial statements have been prepared assuming that we will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We have incurred net losses of approximately $4,406,000 and $5,161,000 for the years ended March 31, 2004 and 2003, respectively. Additionally, we had a net working capital deficiency of approximately $11,421,000 and accumulated deficit of approximately $17,132,000 at March 31, 2004, and negative cash flows from operating activities of approximately $3,584,000 and $4,348,000 for the years ended March 31, 2004 and 2003, respectively. We have incurred losses since inception. The expansion and development of our business may require additional capital. These conditions raise substantial doubt about our ability to continue as a going concern. Our management expects cash flows from operating activities to improve in 2005, primarily as a result of an increase in sales, and plans to raise capital through various methods including a private placement offering of up to $35,000,000 of 8% Convertible notes.. We plan to use these funds to payoff certain existing debt and to finance the planned acquisition of two businesses in the outdoors industry [See Notes 8 and 9]. There can be no assurance of the success of these plans. The accompanying consolidated financial statements do not include any adjustments that might be necessary should we be unable to continue as a going concern. If we fail to generate positive cash flows or obtain additional capital when required, we could continue to modify, delay or abandon some or all of our business and expansion plans.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Sheet #6
-----------------------------------------------------------------------

[4] Debt

We have a line of credit agreement with a bank for a maximum borrowing capacity of $2,250,000. The line has an adjustable interest rate of 1% over prime (5% at March 31, 2004) and matures August 1, 2004. At March 31, 2004, the total outstanding balance was $816,609. The line is collateralized by accounts receivable, inventories and a personal guaranty by the Company's CEO.

Notes payable consist of the following:

                                                                             March 31,
                                                                     --------------------------
                                                                        2004            2003
                                                                     -----------    -----------
Financial Institutions:

5% note payable to bank dated May 31, 2003, maturing
 on August 1, 2004.  The note is collateralized by accounts
 receivable, inventories, stock and a personal guaranty by
 our CEO and interest is payable monthly.                            $ 1,600,000    $ 2,999,541

6.75% note payable to bank dated April 18, 2002, due upon demand.            --         500,000
9% note payable to bank dated April 24, 2000 due in monthly
 installments of $1,744 including principal and interest,
 maturing May 24, 2007.                                                   63,510         73,478

9% note payable to bank maturing on June 30, 2004.  The note is collateralized by certain receivables, inventories and
 equipment and interest is payable quarterly.                             58,235        115,000

Other note payable due in monthly installments through 2007
 collateralized by certain equipment.                                     23,639         46,032

Demand Notes - Related Parties:

8% note payable to JBJ Lending Company (Larry Wallace -
 Director and stockholder), dated July 17, 2002.                       3,000,000      3,000,000

Note payable to John Lewis (CEO and stockholder), dated
 April 7, 2003 (6% in 2004; 8% in 2003).                               3,567,078      1,025,438

6.75% note payable to Raymond and Margarita Remmell
 (stockholder), dated December 10, 2001.                                      --        250,000

6.75% note payable to William Colvin (stockholder), dated
 September 20, 2001.                                                     247,332        250,000
                                                                     -----------    -----------
 Totals - Forward                                                    $ 8,559,794    $ 7,759,489


RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Sheet #7
-----------------------------------------------------------------------

[4] Debt [Continued]

                                                                             March 31,
                                                                     --------------------------
                                                                        2004            2003
                                                                     -----------    -----------
 Totals - Forwarded                                                  $ 8,559,794    $ 7,759,489

6% note payable to L & R Resources (stockholder), dated
 April 7, 2004.                                                           13,864         72,814

8%  note  payable to Charles Still (stockholder), dated June  10,
2003.                                                                  1,990,000             --

7% note payable to MLR Enterprises, Inc. (stockholder),
 dated August 22, 2003.                                                   30,000             --

Other:

6.25% note payable dated September 19, 2001, due upon demand.            250,000        250,000

8.25% note payable due upon demand.                                           --        500,000

7% note payable, due on demand, dated February 6, 2004, maturing
 on August 6, 2004.                                                       86,634             --
                                                                     -----------    -----------

 Totals                                                              $10,930,292    $ 9,082,303
                                                                     ===========    ===========

Maturities of notes payable (other than demand notes) are as follows:

March 31,
---------
 2005                                          $ 1,820,715
 2006                                               11,303
                                               -----------
 Total                                         $ 1,832,018
                                               ===========



[5] Leases

We  lease  our  facilities and certain equipment under  operating lease  agreements that expire in 2005.  Rent expense was  $81,093
and  $64,835  for  fiscal 2004 and 2003,  respectively.   Minimum
lease payments in 2005  are $45,807.

[6] Income Taxes

At March 31, 2004, we had net operating loss carryforwards totaling approximately $15 million to offset federal and state taxable income in future years. These carryforwards will expire in 2021 through 2024 for federal purposes and 2006 through 2009 for state purposes. We have provided a 100% valuation allowance against our deferred tax asset at March 31, 2004 and 2003. The increase in the valuation allowance was approximately $1,672,000 and $1,961,000 for the years ended March 31, 2004 and 2003, respectively.

RAM VENTURE HOLDINGS CORP.
(F/K/A AMERICAN APPAREL AND ACCESSORIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Sheet #8
-----------------------------------------------------------------------

[7] Stock Options

The following table summarizes information about common stock purchase options outstanding and options exercisable as of March
31, 2004:


                                  Options Outstanding           Options Exercisable
                              --------------------------   ----------------------------
                              Weighted
                  Number of    Average      Weighted         Number       Weighted
Range of          of Shares   Remaining      Average        of Shares      Average
Exercise Price   Outstanding    Life      Exercise Price   Exercisable   Exercise Price
--------------   -----------  ---------   --------------   -----------   --------------

$1.00 - $1.250       407,500   3 Years       $  1.130          407,500     $  1.130
        $0.100     1,612,838   3 Years       $  0.100        1,612,838     $  0.100
        $0.001     5,000,000   3 Years       $  0.001        5,000,000     $  0.001



[8] Commitments and Contingencies

Acquisition of Business - We have entered into a contract with Hodgman, Inc. (Hodgman), an outdoor products Illinois corporation and its stockholders for acquisition by us of all of Hodgman's assets used and useful in its sporting goods and accessories business including relative intellectual property, inventories, tangible personal property, accounts receivable, contracts, goodwill and going concern value. The purchase price in the proposed acquisition is approximately $13,795,000 subject to closing adjustments based upon a final calculation of the net purchased assets and Hodgman's final closing balance sheet. The acquisition is expected to close on or about July 30, 2004. The Company has made a nonrefundable deposit of $75,000 related to the acquisition.

Other - The Company has a media buy contract for advertising for fiscal 2004 and 2003. Included in accounts payable at March 31, 2004 and 2003, is $685,000 and $285,000, respectively, due under the contract. The Company is committed under the fiscal 2004 contract for an additional amount of approximately $935,000 for media buy from April through December 2004.

[9]  Subsequent Events - Unaudited [Subsequent to the Date of the
Auditor's Report]

Private Placement Offering - We intend to raise capital for acquisitions and other general purposes through a private placement offering of up to $35,000,000 of 8% convertible notes.. We plan to use these funds to payoff certain existing debt and to finance the planned acquisition of two businesses in the outdoors industry.

Common Stock Issuance - In June 2004, 200,000 shares of our common stock were issued to a vendor for services rendered.

Exercise  of Common Stock Options -  On June 28, 2004, our  Chief
Financial Officer exercised options to purchase 300,000 shares of our common stock at an exercise price of $0.001 per shares.

Option on Business Acquisition - We have secured an option to purchase substantially all of the assets of Mack's Sport Shop LLLP, an Arkansas limited liability limited partnership, and Mack's Prairie Wings (collectively "Mack's") used and useful in Mack's outdoors activities businesses, Mack's Sport Shop and
Mack's Prairie Wings. The optioned assets include current assets, cash, cash equivalents and the like, and tangible and intangible property comprised of inventories, customer lists, marks, trademarks and other intellectual property and so forth; but do not include the business location real property or a certain private clubhouse located on other real property which shall both remain Mack's property. The exercise purchase price for the assets to be acquired is approximately $8,500,000 with assumption of Mack's liabilities, including trade and bartered liabilities to be determined prior to the exercise of our option.